--------------------------------------------------------------------------------
                                                    EMERGING MARKET FIXED INCOME
--------------------------------------------------------------------------------

Alliance Global
Dollar Government
Fund

Semi-Annual Report
February 28, 2001

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
April 20, 2001

Dear Shareholder:

This report provides performance, investment strategy and outlook for Alliance Global Dollar Government Fund (the "Fund") for the semi-annual reporting period ended February 28, 2001.

Investment Objectives and Policies

This open-end fund is designed to provide investors with a high level of current income and, secondarily, capital appreciation. To achieve its objectives, the Fund invests primarily in a non-diversified portfolio of sovereign debt obligations and in U.S. and non-U.S. corporate fixed-income securities. Substantially all of the Fund's assets are invested in securities with low credit ratings.

Investment Results

The following table shows how the Fund performed over the past six- and 12-month periods ended February 28, 2001. For comparison, we have included the returns for the unmanaged J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+), which provides a broad measure of the performance of a basket of emerging market debt securities.

Investment Results*
Periods Ended February 28, 2001

                                                           ---------------------
                                                               Total Returns
                                                           ---------------------
                                                           6 Months    12 Months
--------------------------------------------------------------------------------

Alliance Global Dollar
Government Fund
   Class A                                                    1.84%       11.99%
--------------------------------------------------------------------------------
   Class B                                                    1.43%       10.99%
--------------------------------------------------------------------------------
   Class C                                                    1.43%       10.97%
--------------------------------------------------------------------------------
J.P. Morgan Emerging
Markets Bond
Index Plus                                                    3.78%       14.67%
--------------------------------------------------------------------------------

* The Fund's investment results represent total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of February 28, 2001. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

      The unmanaged J.P. Morgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S. dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. The index is unmanaged and reflects no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any particular investment, including Alliance Global Dollar Government Fund.

      Additional investment results appear on pages 5-8.

The Fund underperformed the benchmark for both the six- and 12-month periods ended February 28, 2001. The Fund's underweighting of Venezuela and Argentina detracted from overall performance during both periods. Even though Venezuelan debt was helped by rising oil prices during these periods (Venezuela is very dependent on oil exports), we remained concerned with


--------------------------------------------------------------------------------
                                      ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

President Hugo Chavez's lack of economic policy focus and the country's rising political uncertainties (i.e., high cabinet turnover). In Argentina, we were cautious due to the volatility of returns of Argentine debt, thus prolonging the Fund's underweighted exposure. However, economic conditions improved during the last six months ended February 28, 2001 and Argentine debt performed better than anticipated, which helped boost the Fund's 12-month performance.

The timing of our overweighted exposure to the Philippines also detracted from performance. The leadership crisis leading to the impeachment of President Estrada, a slowdown in global growth--specifically that of the U.S.--and a slowdown in global technology demand dampened performance of Phillipine debt.

Investment Strategy

During the six-month period, we increased our Argentine exposure, as the International Monetary Fund (IMF)'s rescue package bolstered confidence. This allowed Argentine debt returns to rebound in December, more than offsetting October's and November's declines. The IMF deal provided Argentina with the breathing room needed to deal with a burdensome debt schedule. Monetary easing by the U.S. has helped to improve economic and monetary conditions in Argentina. Encouraging domestic economic data in December and January, as well as the cohesion of the Allianz (the political party that is currently in power) have also helped to boost expectations of those investing in Argentine debt.

The Fund's exposure to Turkey was reduced as a result of political instability and an ongoing financial crisis. The Turkish lira came under pressure in November as the Central Bank of Turkey loosened the agreed targets for its net domestic assets and provided liquidity to domestic banks. As a result, there was an outflow of capital and reserves from Turkey which dropped by $6 billion in early December. In addition, a political disagreement in mid-February between the President and the Prime Minister created further turmoil in the market. This political instability has led to the devaluation of the Turkish lira (devalued to 1,000,000 TRL/USD), concerns that the government may not be able to fulfill its agreement with the IMF, and the possibility that foreign banks may not provide bridge loans to assist with the government's heavy domestic debt payments.

The Fund's exposure to Mexico was also decreased during the period. The slowdown in the Mexican economy can be attributed to the slowing of the U.S. economy as both are closely integrated. The weakening economy, most visibly affecting industries such as manufacturing and automobile production, will likely further deteriorate with the decline of the U.S. economy. However, Mexico's tight macroeconomic policies have been aimed at restricting negative effects in the event of further deterioration of oil prices and at protecting Mexico's creditworthiness.

The Fund maintained its positions in Brazil and Russia as the combination of economic reform, steady economic growth and rising commodity prices (mainly oil) enhanced these countries' credit profiles.


--------------------------------------------------------------------------------
2 o ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

Market Overview

The growth rate of the U.S. economy slowed to 1.6% in the second half of 2000 after robust growth of 5.2% in the first half of the year. Tight monetary policy, excessive inventories, a stock market correction and higher oil prices all contributed to the slowdown. The U.S. Federal Reserve shifted to an accommodative policy in mid-December, and has lowered rates by 150 basis points year-to-date.

During the past six months, emerging market debt, as represented by the country components of the JPM EMBI+, returned 3.78%. This sector was the strongest performing fixed income sector for the second consecutive year, returning 15.66% in 2000. Strong global growth in the first half of 2000 benefited emerging markets' economic fundamentals, though slowing global growth in the second half of the year negatively affected emerging markets in the fourth quarter.

Most individual country returns were positive during the period, with Ecuador posting the largest gain at 19.83% as a result of its progress in aligning its currency with the U.S. dollar and in debt-restructuring reform. Other individual outperformers included Nigeria, 15.72%, Colombia, 14.37%, Poland, 10.04%, Turkey, 8.74%, Venezuela, 6.01%, Mexico, 4.63%, Argentina, 4.48% and Brazil, 4.07%. Peru was the worst performing emerging market country, returning -0.96%. (All numbers represent the country components of the JPM EMBI+.)

Outlook

The odds of a recession in the U.S. have risen in recent months. We believe, however, that the potential for negative economic growth will be circumvented by recent and likely future Federal Reserve action. We expect the economy will slow in 2001 with growth expected to fall toward 0.5% in the first half of 2001 before recovering to a 2.5% growth rate in the second half of the year. We also expect the Federal Reserve to continue to lower interest rates and ease at least another 50 basis points by mid-year. Slower U.S. profit growth over the next 12 months should mute stock price gains.

The market is currently torn between two competing views. The first view is that slowing growth in the G-7 countries (United States, Britain, France, Germany, Italy, Canada and Japan) will hurt the growth prospects in the emerging market economies. The second view is that the liquidity provided by the G-7 countries' central banks will help domestic demand. We believe that the latter view is correct.

Although lower interest rates in the U.S. and an end to global tightening should encourage the flow of capital into emerging markets, a sharp slowdown in U.S. economic growth could negate that benefit. The effect of further declines in oil prices will vary from country to country, with oil importers benefiting and oil exporters hurting. On balance, we believe emerging market debt will continue to generate strong relative returns over the medium term.


--------------------------------------------------------------------------------
                                      ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

[PHOTO OMITTED]               John D. Carifa

[PHOTO OMITTED]               Paul DeNoon

Portfolio Manager, Paul DeNoon, has over 17 years of investment experience.

Thank you for your continued interest and investment in Alliance Global Dollar Government Fund. We look forward to reporting its progress to you in the coming months.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman


/s/ Paul DeNoon

Paul DeNoon
Vice President


--------------------------------------------------------------------------------
4 o ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
GROWTH OF A $10,000 INVESTMENT
2/28/94* TO 2/28/01

J.P. Morgan Emerging Markets Bond Index Plus:   $23,014
Alliance Global Dollar Government Fund Class A: $18,495

[The following table was represented as a mountain chart in the printed material.]

                         Alliance Global                J.P. Morgan Emerging
                       Dollar Government Fund          Markets Bond Index Plus
-------------------------------------------------------------------------------
     2/28/94                   $ 9,579                         $10,000
     2/28/95                     7,255                           8,106
     2/29/96                    10,733                          11,511
     2/28/97                    15,302                          16,492
     2/28/98                    16,205                          18,301
     2/28/99                    11,917                          14,914
     2/29/00                    16,517                          20,070
     2/28/01                    18,495                          23,014


This chart illustrates the total value of an assumed $10,000 investment in Alliance Global Dollar Government Fund Class A shares (from 2/28/94 to 2/28/01) as compared to the performance of an appropriate broad-based index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged J.P. Morgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S. dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. When comparing Alliance Global Dollar Government Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index.

*     Closest month-end after Fund's Class A share inception date of 2/25/94.


--------------------------------------------------------------------------------
                                      ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 2/28

                               [BAR CHART OMITTED]

        Alliance Global Dollar Government Fund--Yearly Periods Ended 2/28
--------------------------------------------------------------------------------
                            Alliance Global Dollar        J.P. Morgan Emerging
                                Government Fund          Markets Bond Index Plus
--------------------------------------------------------------------------------
      2/28/95*                      -24.25%                     -18.94%
      2/29/96                        47.94%                      42.00%
      2/28/97                        42.56%                      43.28%
      2/28/98                         5.90%                      10.97%
      2/28/99                       -26.46%                     -18.51%
      2/29/00                        38.60%                      34.57%
      2/28/01                        11.97%                      14.67%

Past performance is no guarantee of future results. The Fund's investment results are total returns for Class A shares and are based on the Fund's net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Class B and Class C shares will vary from the results shown above due to different expenses charged to these classes. Returns for the Fund include the reinvestment of any distribution paid during the period.

The unmanaged J.P. Morgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S. dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. The index reflects no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Global Dollar Government Fund.

* Closest month-end after the Fund's Class A share inception date of 2/25/94.


--------------------------------------------------------------------------------
6 o ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
February 28, 2001 (unaudited)

INCEPTION DATES               PORTFOLIO STATISTICS
Class A Shares                Net Assets ($mil): $205.0
2/25/94
Class B Shares
2/25/94
Class C Shares
2/25/94

SECURITY TYPE BREAKDOWN

62.5% Sovereign
14.4% Brady Bonds
13.3% Corporate                     [PIE CHART OMITTED]
 0.8% Loan Participation

 9.0% Short-Term

COUNTRY BREAKDOWN

18.8% Argentina
18.0% Brazil
14.2% Russia                        [PIE CHART OMITTED]
12.0% Mexico
10.8% United States
3.80% Venezuela
 3.0% Bulgaria
 2.5% Netherlands
 2.3% Panama
 2.0% South Korea
 2.0% Qatar
 1.7% Ecuador
 1.3% Philippines
 1.1% Colombia
 1.1% Dominican Republic
 1.0% Peru
 0.9% Turkey
 0.8% Luxembourg
 0.8% Trinidad and Tobago
 0.8% Morocco
 0.7% Ukraine
 0.4% Hong Kong

All data as of February 28, 2001. The Fund's security type and country breakdowns are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
                                      ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND o 7

------------------
INVESTMENT RESULTS
------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2001

Class A Shares
--------------------------------------------------------------------------------
                              Without Sales Charge             With Sales Charge
                1  Year               11.99%                          7.25%
                5 Years               11.50%                         10.53%
        Since Inception*               9.84%                          9.17%
              SEC Yield**             10.91%

Class B Shares
--------------------------------------------------------------------------------
                              Without Sales Charge             With Sales Charge
                1  Year               10.99%                          7.99%
                5 Years               10.66%                         10.66%
        Since Inception*               9.12%                          9.12%
              SEC Yield**             10.48%

Class C Shares
--------------------------------------------------------------------------------
                              Without Sales Charge             With Sales Charge
                1  Year               10.97%                          9.97%
                5 Years               10.70%                         10.70%
        Since Inception*               9.01%                          9.01%
              SEC Yield**             10.47%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (MARCH 31, 2001)

                                 Class A              Class B            Class C
                                 Shares               Shares             Shares
--------------------------------------------------------------------------------
                1  Year            9.61%               10.44%             12.41%
                5 Years           10.47%               10.55%             10.59%
        Since Inception*           8.83%                8.79%              8.68%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000.

The Fund invests a significant amount of its assets in foreign securities which may magnify fluctuations and can invest a significant portion of its assets in the securities of a single issuer, which may present greater risk than a more diversified portfolio. Price fluctuation may be caused by changes in interest rates or bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception: 2/25/94 for all share classes.

** SEC yields are based on SEC guidelines and are calculated on 30 days ended February 28, 2001.


--------------------------------------------------------------------------------
8 o ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
February 28, 2001 (unaudited)

                                                      Principal
                                                         Amount
                                                          (000)     U.S. $ Value
--------------------------------------------------------------------------------

SOVEREIGN DEBT OBLIGATIONS-94.4%

Sovereign Debt Securities-76.0%
Argentina-21.3%
Republic of Argentina
   9.75%, 9/19/27(a)................................   $  7,900   $   6,241,000
   10.25%, 7/21/30..................................     15,800      12,877,000
   11.375%, 1/30/17.................................      4,000       3,565,200
   11.75%, 4/07/09..................................      8,120       7,490,700
   11.75%, 6/15/15..................................      4,500       4,067,100
   12.125%, 2/25/19.................................      2,000       1,880,000
   Series BT06
   11.25%, 5/24/04..................................      5,750       5,505,625
   Series BT07
   11.75%, 5/21/03..................................      2,160       2,125,440
                                                                  -------------
                                                                     43,752,065
                                                                  -------------
Brazil-17.7%
Federal Republic of Brazil
   10.25%, 1/11/06..................................      1,150       1,139,995
   11.00%, 8/17/40(a)...............................     43,300      35,073,000
                                                                  -------------
                                                                     36,212,995
                                                                  -------------
Colombia-1.3%
Republic of Colombia
   11.75%, 2/25/20..................................      2,900       2,682,500
                                                                  -------------

Ecuador-2.1%
Republic of Ecuador
   4.00%, 8/15/30(b)................................      9,800       4,263,000
                                                                  -------------

Mexico-4.7%
United Mexican States
   11.375%, 9/15/16.................................      8,200       9,553,000
                                                                  -------------

Panama-2.8%
Republic of Panama
   9.375%, 4/01/29..................................      2,400       2,394,000
   9.625%, 2/08/11..................................      2,000       1,975,000
   10.75%, 5/15/20..................................      1,300       1,313,000
                                                                  -------------
                                                                      5,682,000
                                                                  -------------
Philippines-1.6%
Republic of the Philippines
   9.875%, 1/15/19..................................      3,500       2,870,000
   10.625%, 3/16/25.................................        500         426,250
                                                                  -------------
                                                                      3,296,250
                                                                  -------------


--------------------------------------------------------------------------------
                                      ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                      Principal
                                                         Amount
                                                          (000)     U.S. $ Value
--------------------------------------------------------------------------------

Qatar-2.4%
State of Qatar
   9.75%, 6/15/30(b)................................   $  4,750   $   4,922,425
                                                                  -------------

Russia-17.3%
Russian Federation
   2.50%, 3/31/30(b)(c).............................     68,150      27,771,125
   11.00%, 7/24/18..................................      6,100       4,514,000
Russian Ministry of Finance
   3.00%, 5/14/03...................................      5,000       3,162,500
                                                                  -------------
                                                                     35,447,625
                                                                  -------------
Trinidad & Tobago-0.9%
Republic of Trinidad & Tobago
   9.75%, 7/01/20(b)................................      1,800       1,894,500
                                                                  -------------

Turkey-1.1%
Republic of Turkey
   11.75%, 6/15/10..................................        650         541,125
   11.875%, 1/15/30.................................      2,000       1,617,500
   12.375%, 6/15/09.................................        150         131,063
                                                                  -------------
                                                                      2,289,688
                                                                  -------------
Government of Ukraine-0.8%
Ukraine
   11.00%, 3/15/07(b)...............................      2,500       1,718,750
                                                                  -------------

Venezuela-2.0%
Republic of Venezuela
   9.25%, 9/15/27...................................      5,950       4,128,110
                                                                  -------------

Total Sovereign Debt Securities
   (cost $149,190,825)..............................                155,842,908
                                                                  -------------

Collateralized Brady Bonds-17.5%
Argentina-1.6%
Republic of Argentina FRN,
   Series L
   7.563%, 3/31/23..................................      4,200       3,176,460
                                                                  -------------

Brazil-2.3%
Federal Republic of Brazil
   6.00%, 4/15/24...................................      3,630       2,568,225
   FRN, Series Z-L
   7.625%, 4/15/24..................................      2,700       2,069,010
                                                                  -------------
                                                                      4,637,235
                                                                  -------------
Bulgaria-3.6%
Republic of Bulgaria FRN
   Series A
   6.313%, 7/28/24..................................     10,000       7,475,000
                                                                  -------------


--------------------------------------------------------------------------------
10 o ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                      Principal
                                                         Amount
                                                          (000)     U.S. $ Value
--------------------------------------------------------------------------------

Mexico-6.2%
United Mexican States
   Series W-A
   6.25%, 12/31/19(a)...............................   $  7,600   $   6,811,880
   Series W-B
   6.25%, 12/31/19(d)...............................      5,000       4,481,500
United Mexican States FRN
   Series B
   7.515%, 12/31/19.................................      1,500       1,456,950
                                                                  -------------
                                                                     12,750,330
                                                                  -------------
Peru-1.2%
Republic of Peru FLIRB
   3.75%, 3/07/17(b)(c).............................        700         432,250
Republic of Peru PDI
   4.50%, 3/07/17(c)................................      3,050       2,070,340
                                                                  -------------
                                                                      2,502,590
                                                                  -------------
Venezuela-2.6%
Republic of Venezuela FRN
   Series W-A
   7.563%, 3/31/20(e)...............................      2,000       1,595,000
   Series W-B
   7.563%, 3/31/20(e)...............................      4,700       3,748,250
                                                                  -------------
                                                                      5,343,250
                                                                  -------------
Total Collateralized Brady Bonds
   (cost $34,511,351)...............................                 35,884,865
                                                                  -------------

Loan Participation-0.9%
Morocco-0.9%
Kingdom of Morocco Loan Participation FRN
   Series A
   7.563%, 1/01/09
   (cost $1,877,446) ...............................      2,122       1,875,029
                                                                  -------------

Total Sovereign Debt Obligations
   (cost $185,579,622) .............................                193,602,802
                                                                  -------------

CORPORATE DEBT OBLIGATIONS-16.2%
Banco Nacional De Desenvolvimiento
   Economico FRN
   11.714%, 6/16/08(b)..............................      4,300       4,111,875
Cellco Finance NV
   15.00%, 8/01/05..................................      2,700       2,409,750
Colo.Com
   13.875%, 3/15/10(b)(f)(g)........................      1,000         450,000
GH Water Supply Holdings Ltd.
   7.00%, 6/22/08(b)................................      1,347       1,037,142


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                      Shares or
                                                      Principal
                                                         Amount
                                                          (000)     U.S. $ Value
--------------------------------------------------------------------------------

Grupo Financiero BBVA Bancomer,
   SA de C.V. (GFB)
   10.50%, 2/16/11(b)...............................   $  1,500   $   1,516,875
Grupo Iusacell, SA de C.V.
   14.25%, 12/01/06.................................      2,100       2,231,250
Grupo Mexicano de Desarrollo, SA
   8.25%, 2/17/01(h)................................      3,406       1,021,781
Guandong Alliance Ltd.
   8.00%, 12/22/05(b)(g)............................    183,353               0
Guandong Asset Management
   5.00%, 12/22/05(b)(g)............................    573,687               0
Hanvit Bank, SA
   12.75%, 3/01/10(b)(c)............................      4,900       5,007,663
Innova S De R.L., SA
   12.875%, 4/01/07.................................      3,000       2,812,500
Netia Holdings B.V.
   Series B
   11.25%, 11/01/07(i)..............................      4,500       3,307,500
Nextel International, Inc.
   12.75%, 8/01/10..................................      1,700       1,449,250
Pemex Project Funding Master Trust
   8.50%, 2/15/08(b)................................      2,500       2,462,500
PTC International Finance II, SA
   11.25%, 12/01/09.................................      2,000       2,070,000
Tricom, SA
   11.375%, 9/01/04.................................      2,750       2,674,375
VersaTel Telecom International NV
   13.25%, 5/15/08..................................        500         402,500
Viatel, Inc.
   11.50%, 3/15/09..................................      1,000         300,000
                                                                  -------------

Total Corporate Debt Obligations
   (cost $35,815,660)...............................                 33,264,961
                                                                  -------------

COMMON STOCK-0.0%
GH Water Supply Holdings Ltd.(g)....................     13,030               0
Guandong Alliance Ltd.(g)...........................     34,291               0
Guangdong Investment Ltd. ..........................    395,861          40,094
Hong Kong Property Co. Ltd.(g)......................     34,291               0
                                                                  -------------

Total Common Stock
   (cost $43,648)...................................                     40,094
                                                                  -------------


--------------------------------------------------------------------------------
12 o ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                      Principal
                                                         Amount
                                                          (000)     U.S. $ Value
--------------------------------------------------------------------------------

TIME DEPOSITS-10.9%
Bank of New York
   5.125%, 3/01/01..................................   $  1,100   $   1,100,000
Societe Generale
   5.50%, 3/01/01...................................     21,200      21,200,000
                                                                  -------------

Total Time Deposits
   (cost $22,300,000)...............................                 22,300,000
                                                                  -------------

Total Investments-121.5%
   (cost $243,738,930)..............................                249,207,857
Other assets less liabilities-(21.5%)...............                (44,186,732)
                                                                  -------------

Net Assets-100%.....................................              $ 205,021,125
                                                                  =============

(a) Securities, or a portion thereof, with an aggregate market value of $47,076,038 have been segregated to collateralize reverse repurchase agreements.

(b) Securities are exempt from registration under Rule 144A of the Securities Act of 1993. These securities may be sold in transaction exempt from registration, normally to qualified institutional buyers. At February 28, 2001, these securities amounted $55,588,105 representing 27.1% of net assets.

(c) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at February 28, 2001.

(d)   Security trades with oil warrants expiring March 31, 2020.

(e)   Security trades with warrants expiring March 15, 2005.

(f) Security trades with one warrant to buy $19.9718 of common stock at $0.01 per share.

(g)   Illiquid security, valued at fair market value (see Note A).

(h)   Security is in default and is non-income producing.

(i) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective.

      Glossary of Terms:

      FLIRB - Front Loaded Interest Reduction Bond.
      FRN   - Floating Rate Note.
      PDI   - Past Due Interest.

      See notes to financial statements.


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND o 13

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
February 28, 2001 (unaudited)

Assets
Investments in securities, at value (cost $243,738,930) .....     $ 249,207,857
Cash ........................................................           537,485
Receivable for investment securities sold ...................        31,152,696
Interest receivable .........................................         5,629,335
Receivable for capital stock sold ...........................           820,146
                                                                  -------------
Total assets ................................................       287,347,519
                                                                  -------------

Liabilities
Reverse repurchase agreements ...............................        47,007,689
Payable for investment securities purchased .................        33,639,541
Payable for capital stock redeemed ..........................           595,031
Dividend payable ............................................           537,249
Distribution fee payable ....................................           124,590
Advisory fee payable ........................................           121,128
Interest payable on reverse repurchase agreements ...........            34,289
Accrued expenses ............................................           266,877
                                                                  -------------
Total liabilities ...........................................        82,326,394
                                                                  -------------
Net Assets ..................................................     $ 205,021,125
                                                                  =============
Composition of Net Assets
Capital stock, at par .......................................     $      29,887
Additional paid-in capital ..................................       248,418,378
Distributions in excess of net investment income ............          (633,745)
Accumulated net realized loss on investment
   transactions .............................................       (48,262,322)
Net unrealized appreciation on investments ..................         5,468,927
                                                                  -------------
                                                                  $ 205,021,125
                                                                  =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($66,567,909/9,791,443 shares of
   capital stock issued and outstanding) ....................             $6.80
Sales charge--4.25% of public offering price ................               .30
                                                                          -----
Maximum offering price ......................................             $7.10
                                                                          =====
Class B Shares
Net asset value and offering price per share
   ($95,007,051/13,794,741 shares of
   capital stock issued and outstanding) ....................             $6.89
                                                                          =====

Class C Shares
Net asset value and offering price per share
   ($43,446,165/6,300,674 shares of
   capital stock issued and outstanding) ....................             $6.90
                                                                          =====


--------------------------------------------------------------------------------
14 o ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2001 (unaudited)

Investment Income
Interest ......................................                    $ 14,031,807
Expenses
Advisory fee ..................................    $    767,594
Distribution fee - Class A ....................          96,489
Distribution fee - Class B ....................         486,031
Distribution fee - Class C ....................         215,795
Transfer agency ...............................         164,426
Administrative ................................          66,977
Audit and legal ...............................          64,688
Custodian .....................................          63,400
Printing ......................................          29,418
Registration ..................................          20,960
Directors' fees ...............................          12,820
Miscellaneous .................................           3,115
                                                   ------------
Total expenses before interest ................       1,991,713
Interest expense ..............................         552,818
                                                   ------------
Total expenses ................................                       2,544,531
                                                                   ------------
Net investment income .........................                      11,487,276
                                                                   ------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized gain on investment
   transactions ...............................                       6,431,081
Net change in unrealized
   appreciation/depreciation of investments ...                     (15,431,634)
                                                                   ------------
Net loss on investment transactions ...........                      (9,000,553)
                                                                   ------------
Net Increase in Net Assets
   From Operations ............................                    $  2,486,723
                                                                   ============

See notes to financial statements.


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND o 15

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                  Six Months
                                                     Ended
                                                 February 28,      Year Ended
                                                     2001          August 31,
                                                  (unaudited)         2000
                                                 =============    =============

Increase (Decrease) in Net Assets
From Operations
Net investment income ........................   $  11,487,276    $  23,737,995
Net realized gain on investment
   transactions ..............................       6,431,081        8,296,156
Net change in unrealized appreciation/
   depreciation of investments ...............     (15,431,634)      38,430,864
                                                 -------------    -------------
Net increase in net assets from operations ...       2,486,723       70,465,015
Dividends to Shareholders from:
Net investment income
   Class A ...................................      (3,617,401)      (6,570,497)
   Class B ...................................      (4,879,018)     (11,680,843)
   Class C ...................................      (2,178,233)      (4,683,956)
Tax return of capital
   Class A ...................................              -0-        (272,912)
   Class B ...................................              -0-        (485,175)
   Class C ...................................              -0-        (194,552)
Capital Stock Transactions
Net decrease .................................      (9,901,001)     (23,033,550)
                                                 -------------    -------------
Total increase (decrease) ....................     (18,088,930)      23,543,530
Net Assets
Beginning of period ..........................     223,110,055      199,566,525
                                                 -------------    -------------
End of period ................................   $ 205,021,125    $ 223,110,055
                                                 =============    =============

See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND

                                                         -----------------------
                                                         STATEMENT OF CASH FLOWS
                                                         -----------------------

STATEMENT OF CASH FLOWS
Six Months Ended February 28, 2001 (unaudited)

Increase (Decrease) in Cash from:
Operating Activities:
Interest received ............................   $  12,896,957
Interest expense paid ........................        (520,077)
Operating expenses paid ......................      (1,941,817)
                                                 -------------
Net increase in cash from
   operating activities ......................                    $  10,435,063
Investing Activities:
Proceeds from disposition of long-term
   portfolio investments .....................     155,356,295
Purchase of long-term portfolio
   investments ...............................    (172,743,490)
Purchase of short-term
   portfolio investments, net ................     (11,998,199)
                                                 -------------
Net decrease in cash from investing
   activities ................................                      (29,385,394)
Financing Activities*:
Increase in reverse repurchase
   agreements ................................      38,996,092
Redemption of capital stock, net .............     (13,146,280)
Cash dividends paid ..........................      (6,361,996)
                                                 -------------
Net increase in cash from financing
   activities ................................                       19,487,816
                                                                  -------------
Net increase in cash .........................                          537,485
Cash at beginning of period ..................                               -0-
                                                                  -------------
Cash at end of period ........................                    $     537,485
                                                                  =============

--------------------------------------------------------------------------------
Reconciliation of Net Increase in
Net Assets from Operations to
Net Increase in Cash from
Operating Activities:
Net increase in net assets from operations ...                    $   2,486,723
Adjustments:
Decrease in interest receivable ..............   $     857,512
Net realized gain on investment
   transactions ..............................      (6,431,081)
Net change in unrealized
   appreciation/depreciation .................      15,431,634
Accretion of bond discount ...................      (1,992,362)
Increase in interest payable .................          32,741
Increase in accrued expenses .................          49,896
                                                 -------------
Total adjustments ............................                        7,948,340
                                                                  -------------
Net increase in cash from operating
   activities ................................                    $  10,435,063
                                                                  =============

* Non-cash financing activities not included herein consist of reinvestment of dividends.

      See notes to financial statements.


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
February 28, 2001 (unaudited)

NOTE A

Significant Accounting Policies

Alliance Global Dollar Government Fund, Inc. (the "Fund") was incorporated in the state of Maryland on December 2, 1993, as a non-diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.


--------------------------------------------------------------------------------
18 o ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as an adjustment to interest income.

4. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

6. Change in Accounting Principle

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of its Audit and Accounting Guide for Investment Companies (the "Guide"), which is effective for fiscal years beginning after December 15, 2000. The Guide will require the Fund to amortize premiums and discounts on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce net investment income and increase unrealized appreciation on securities by the same amount, and therefore will not impact total net assets. At this time, the analysis of the adjustment has not been completed. Although this adjustment affects the financial statements, adoption of this principle will not effect the amount of distributions paid to shareholders, because the Fund determines its required distributions under Federal income tax laws.

NOTE B

Advisory and Administrative Fees

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee equal to the annualized rate of .75 of 1% of the average adjusted daily net assets of the Fund. Such fee will be accrued daily and paid monthly.


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

The Fund has a Transfer Agency Agreement with Alliance Global Investor Services, Inc. (a wholly-owned subsidiary of the Adviser) to provide personnel and facilities to perform transfer agency services for the Fund. Compensation under this agreement amounted to $93,448 for the six months ended February 28, 2001.

For the six months ended February 28, 2001, the Fund's expenses were reduced by $4,654 under an expense offset arrangement with Alliance Fund Services, Inc.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $11,276 from the sale of Class A shares and $620, $103,979 and $8,933 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended February 28, 2001.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $4,830,103 and $1,617,383 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $159,565,574 and $138,279,365, respectively, for the six months ended February 28, 2001. There were no purchases or sales of U.S. government or government agency obligations for the six months ended February 28, 2001.

At February 28, 2001, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $11,979,272 and gross unrealized depreciation was $6,510,345 resulting in net unrealized appreciation of $5,468,927.


--------------------------------------------------------------------------------
20 o ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

At August 31, 2000 the Fund had a net capital loss carryforward of $45,938,818 of which $16,783,909 expires in the year 2007 and $29,154,909 expires in the year 2008.

Capital losses incurred after October 31 ("post October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and elected to defer net capital losses of $8,543,187 during the fiscal year 2000. These carryover losses may be used to offset future capital gains. To the extent they are so used, future capital gains will not be distributed to shareholders until they exceed available capital loss carryovers.

1. Options Transactions

For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

There were no transactions in options written for the six months ended February 28, 2001.

NOTE E

Capital Stock

There are 9,000,000,000 shares of $.001 par value capital stock authorized, divided into three classes, designated


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

Class A, Class B and Class C shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                ------------------------------------  ------------------------------------
                                 Shares                               Amount
                ------------------------------------  ------------------------------------
                 Six Months Ended                      Six Months Ended
                February 28, 2001         Year Ended  February 28, 2001         Year Ended
                      (unaudited)    August 31, 2000        (unaudited)    August 31, 2000
                --------------------------------------------------------------------------
Class A
Shares sold             1,926,671          6,840,728       $ 12,935,050       $ 43,479,831
------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends              263,089            463,551          1,763,102          3,012,424
------------------------------------------------------------------------------------------
Shares converted
   from Class B           168,948            672,932          1,137,562          4,494,225
------------------------------------------------------------------------------------------
Shares redeemed        (1,930,112)        (7,491,735)       (12,935,627)       (47,141,535)
------------------------------------------------------------------------------------------
Net increase              428,596            485,476       $  2,900,087       $  3,844,945
==========================================================================================

Class B
Shares sold               901,619          2,509,634       $  6,148,267       $ 15,954,945
------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends              237,903            530,649          1,612,691          3,798,462
------------------------------------------------------------------------------------------
Shares converted
   to Class A            (166,946)          (666,341)        (1,137,562)        (4,494,225)
------------------------------------------------------------------------------------------
Shares redeemed        (2,320,984)        (6,408,401)       (15,749,065)       (42,344,468)
------------------------------------------------------------------------------------------
Net decrease           (1,348,408)        (4,034,459)      $ (9,125,669)      $(27,085,286)
==========================================================================================

Class C
Shares sold               563,613          1,992,495       $  3,867,581       $ 13,105,254
------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends              157,310            342,686          1,067,401          2,250,298
------------------------------------------------------------------------------------------
Shares redeemed        (1,269,192)        (2,279,978)        (8,610,401)       (15,148,761)
------------------------------------------------------------------------------------------
Net increase
   (decrease)            (548,269)            55,203       $ (3,675,419)      $    206,791
==========================================================================================


--------------------------------------------------------------------------------
22 o ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE F

Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

As of February 28, 2001, the Fund had entered into the following reverse repurchase agreements:

 Amount                  Broker              Interest Rate          Maturity
===========   ==========================   =================   =================

$ 2,500,000   Merrill Lynch & Co., Inc.          5.35%         March 2, 2001
$ 3,336,800   Morgan Stanley Dean Witter         4.50%         March 9, 2001
$ 6,415,500   J.P. Morgan Chase & Co.            5.40%         March 9, 2001
$16,754,000   Morgan Stanley Dean Witter         5.35%         March 21, 2001
$18,001,389   Merrill Lynch & Co., Inc.          5.35%         December 31, 2001

For the six months ended February 28, 2001, the maximum amount of reverse repurchase agreements outstanding was $72,938,779, the average amount outstanding was approximately $31,265,391, and the daily weighted average interest rate was 5.02%.

NOTE G

Concentration of Risk

Investing in securities of foreign companies and foreign governments involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the United States government. The Fund invests in the Sovereign Debt Obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

NOTE H

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended February 28, 2001.


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                               -----------------------------------------------------------------------------------
                                                               Class A
                               -----------------------------------------------------------------------------------
                                 Six Months
                                      Ended
                               February 28,                              Year Ended August 31,
                                       2001        ---------------------------------------------------------------
                                (unaudited)           2000          1999          1998          1997          1996
                               -----------------------------------------------------------------------------------
Net asset value,
  beginning of period ............. $  7.06        $  5.69       $  5.05       $ 10.64       $ 10.01       $  8.02
                                    -------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income .............     .40(a)         .75(a)        .71(a)        .73(a)        .88(a)        .84
Net realized and unrealized
  gain (loss) on investment
  transactions ....................    (.28)          1.40           .74         (4.03)         1.85          2.10
                                    -------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ......................     .12           2.15          1.45         (3.30)         2.73          2.94
                                    -------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...............    (.38)          (.75)         (.74)         (.73)         (.95)         (.95)
Tax return of capital .............      -0-          (.03)         (.03)         (.15)           -0-           -0-
Distributions in excess of
  net investment income ...........      -0-            -0-         (.04)         (.04)           -0-           -0-
Distributions from net realized
  gain on investments .............      -0-            -0-           -0-        (1.37)        (1.15)           -0-
                                    -------------------------------------------------------------------------------
Total dividends and distributions .    (.38)          (.78)         (.81)        (2.29)        (2.10)         (.95)
                                    -------------------------------------------------------------------------------
Net asset value, end of period .... $  6.80        $  7.06       $  5.69       $  5.05       $ 10.64       $ 10.01
                                    ===============================================================================
Total Return
Total investment return based
  on net asset value(b) ...........    1.84%         39.76%        29.40%       (38.56)%       30.04%        38.47%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ................. $66,568        $66,075       $50,540       $32,365       $37,416       $23,253
Ratio of expenses to
  average net assets ..............    2.02%(c)       1.76%         1.59%         1.48%         1.55%         1.65%
Ratio of expenses to average
  net assets, excluding
  interest expense ................    1.47%(c)       1.51%         1.59%         1.48%         1.55%         1.65%
Ratio of net investment
  income to average
  net assets ......................   11.85%(c)      11.59%        12.34%         8.51%         8.49%         9.23%
Portfolio turnover rate ...........      66%           173%          179%          188%          314%          315%

See footnote summary on page 26.


--------------------------------------------------------------------------------
24 o ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                               ---------------------------------------------------------------------------------
                                                               Class B
                               ---------------------------------------------------------------------------------
                                 Six Months
                                      Ended
                               February 28,                              Year Ended August 31,
                                       2001        -------------------------------------------------------------
                                (unaudited)           2000          1999          1998          1997        1996
                               ---------------------------------------------------------------------------------
Net asset value,
  beginning of period ............. $  7.14        $   5.74      $   5.05      $ 10.64       $ 10.01     $  8.02
                                    -----------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income .............     .37(a)          .71(a)        .67(a)       .67(a)        .81(a)      .78
Net realized and unrealized
  gain (loss) on investment
  transactions ....................    (.28)           1.40           .76        (4.05)         1.84        2.08
                                    -----------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ......................     .09            2.11          1.43        (3.38)         2.65        2.86
                                    -----------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...............    (.34)           (.68)         (.68)        (.67)         (.87)       (.87)
Tax return of capital .............      -0-           (.03)         (.03)        (.14)           -0-         -0-
Distributions in excess of
  net investment income ...........      -0-             -0-         (.03)        (.04)           -0-         -0-
Distributions from net realized
  gain on investments .............      -0-             -0-           -0-       (1.36)        (1.15)         -0-
                                    -----------------------------------------------------------------------------
Total dividends and distributions .    (.34)           (.71)         (.74)       (2.21)        (2.02)       (.87)
                                    -----------------------------------------------------------------------------
Net asset value, end of period .... $  6.89        $   7.14      $   5.74      $  5.05       $ 10.64     $ 10.01
                                    =============================================================================
Total Return
Total investment return based
  on net asset value(b) ...........    1.43%          38.41%        28.85%      (39.11)%       29.14%      37.36%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ................. $95,007        $108,075      $110,003      $79,660       $93,377     $84,295
Ratio of expenses to
  average net assets ..............    2.70%(c)        2.45%         2.31%        2.22%         2.26%       2.37%
Ratio of expenses to average
  net assets, excluding
  interest expense ................    2.17%(c)        2.21%         2.31%        2.22%         2.26%       2.37%
Ratio of net investment
  income to average
  net assets ......................   10.94%(c)       10.85%        11.59%        7.78%         7.81%       8.57%
Portfolio turnover rate ...........      66%            173%          179%         188%          314%        315%

See footnote summary on page 26.


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND o 25

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                               -----------------------------------------------------------------------------------
                                                               Class C
                               -----------------------------------------------------------------------------------
                                 Six Months
                                      Ended
                               February 28,                              Year Ended August 31,
                                       2001        ---------------------------------------------------------------
                                (unaudited)           2000          1999          1998          1997          1996
                               -----------------------------------------------------------------------------------
Net asset value,
  beginning of period ............. $  7.15        $  5.74       $  5.05       $ 10.64       $ 10.01       $  8.02
                                    -------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income .............     .37(a)         .71(a)        .67(a)        .67(a)        .82(a)        .77
Net realized and unrealized
  gain (loss) on investment
  transactions ....................    (.28)          1.41           .76         (4.05)         1.84          2.10
                                    -------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ......................     .09           2.12          1.43         (3.38)         2.66          2.87
                                    -------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...............    (.34)          (.68)         (.68)         (.67)         (.88)         (.88)
Tax return of capital .............      -0-          (.03)         (.03)         (.14)           -0-           -0-
Distributions in excess of
  net investment income ...........      -0-            -0-         (.03)         (.04)           -0-           -0-
Distributions from net realized
  gain on investments .............      -0-            -0-           -0-        (1.36)        (1.15)           -0-
                                    -------------------------------------------------------------------------------
Total dividends and distributions .    (.34)          (.71)         (.74)        (2.21)        (2.03)         (.88)
                                    -------------------------------------------------------------------------------
Net asset value, end of period .... $  6.90        $  7.15       $  5.74       $  5.05       $ 10.64       $ 10.01
                                    ===============================================================================
Total Return
Total investment return based
  on net asset value(b) ...........    1.43%         38.58%        28.85%       (39.09)%       29.17%        37.40%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ................. $43,446        $48,960       $39,024       $23,711       $25,130       $14,511
Ratio of expenses to
  average net assets ..............    2.69%(c)       2.45%         2.30%         2.19%         2.25%         2.35%
Ratio of expenses to average
  net assets, excluding
  interest expense ................    2.16%(c)       2.20%         2.30%         2.19%         2.25%         2.35%
Ratio of net investment
  income to average
  net assets ......................   10.93%(c)      10.78%        11.56%         7.75%         7.82%         8.52%
Portfolio turnover rate ...........      66%           173%          179%          188%          314%          315%

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c)   Annualized.


--------------------------------------------------------------------------------
26 o ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance is measured. Benchmarks usually consist of an unmanaged index, such as the Standard & Poor's 500 Stock Index.

bond

Bonds are promissory notes or IOUs issued by a governments or business corporations in return for loans. They are most often issued in multiples of $1,000 or $5,000, but $100 and $500 bonds are available. A bond is evidence of a debt on which the issuer typically promises to pay the bondholder (also called a lender or creditor) a fixed rate of interest at intervals over a specified length of time (usually ten years or more), and to repay the original loan upon expiration (the maturity date). Because a bond represents the debt of the issuer, a bondholder is not considered an owner of the issuer, as a stockholder is.

credit rating

A bond rating that measures of the quality and safety of a bond, based on the issuer's financial condition. In particular, an evaluation from a rating service indicating the probability that a debt issuer will be able to meet scheduled interest and principal repayments. Ratings typically range from AAA, which is the highest rating, to D, which is the lowest rating.

Federal Reserve Board

The seven-member board that oversees Federal Reserve Banks, establishes monetary policy and monitors the country's economic state.

government bond

A bond that is issued by the U.S. government.

investment-grade bond

A bond that is considered safe, having a relatively high bond rating.

Treasuries

Negotiable U.S. government debt obligations, backed by the full faith and credit of the U.S. government. Treasuries are issued either as bills, notes or bonds depending on the maturity. Treasuries are exempt from state and local taxes.

U.S. government agency securities

Securities issued by U.S. government-related agencies, such as Government National Mortgage Association, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Association that are exempt from state and local taxes. also called agency securities.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND o 27

----------------
ALLIANCE CAPITAL
----------------

Alliance Capital
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $454 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 41 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 605 investment professionals in 36 cities and 21 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 12/31/00.


--------------------------------------------------------------------------------
28 o ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That's why we provide our shareholders with a wide variety of products and time-saving services to meet their needs.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Biotechnology Portfolio, Alliance Select Investor Series Premier Portfolio, Alliance Select Investor Series Technology Portfolio, and Alliance Select Investor Series Small Cap Growth Portfolio which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge. This can be a good way to diversify your assets.

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other matters that could affect your mutual fund investment.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, literature and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, make additional investments, request more information, exchange between Alliance funds and view fund performance, press releases and articles.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND o 29

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Wayne D. Lyski, President
Kathleen A. Corbet, Senior Vice President
Paul J. DeNoon, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Global Investor Services
P.O. Box 1520
Secaucus, NJ 07096-1520

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
30 o ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND

                                             -----------------------------------
                                             THE ALLIANCE FAMILY OF MUTUAL FUNDS
                                             -----------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Technology Fund
The Alliance Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND o 31

NOTES


--------------------------------------------------------------------------------
32 o ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND

Alliance Global Dollar Government Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

GDGSR201